UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05150
                                    ---------

                     Cornerstone Strategic Value Fund, Inc.
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               (Exact name of registrant as specified in charter)

383 Madison Avenue, New York, NY 10179
--------------------------------------------------------------------------------
(Address of principal executive offices) (Zip code)

Jodi B. Levine
383 Madison Avenue, New York, NY 10179
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(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 272-3550
                                                    --------------

Date of fiscal year end: December 31, 2004
                         -----------------

Date of reporting period: December 31, 2004
                          -----------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (section) 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


================================================================================

                              CORNERSTONE STRATEGIC
                                VALUE FUND, INC.











                                  ANNUAL REPORT

                                DECEMBER 31, 2004

================================================================================

CONTENTS

Portfolio Summary                                                             1
Summary Schedule of Investments                                               2
Statement of Assets and Liabilities                                           4
Statement of Operations                                                       5
Statement of Changes in Net Assets                                            6
Financial Highlights                                                          7
Notes to Financial Statements                                                 8
Report of Independent Registered Public Accounting Firm                       12
Tax Information                                                               13
Additional Information Regarding the Fund's Directors and Corporate Officers  14
Description of Dividend Reinvestment Plan                                     16
Proxy Voting and Portfolio Holdings Information                               18
Privacy Policy Notice                                                         18
Summary of General Information                                                19
Shareholder Information                                                       19


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

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CORNERSTONE STRATEGIC VALUE FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                                      Percent of
Sector                                                                Net Assets
--------------------------------------------------------------------------------
Financials                                                               19.6
Information Technology                                                   15.4
Consumer Discretionary                                                   14.7
Healthcare                                                               11.8
Industrials                                                              10.0
Materials                                                                 9.5
Energy                                                                    6.9
Consumer Staples                                                          6.0
Closed-End Domestic Funds                                                 2.1
Telecommunication Services                                                1.9
Utilities                                                                 1.7
Other                                                                     0.4

TOP TEN HOLDINGS, BY ISSUER

                                                                      Percent of
    Holding                                 Sector                    Net Assets
--------------------------------------------------------------------------------
1.  Peabody Energy Corp.                   Materials                      3.5
2.  Cooper Companies, Inc. (The)          Healthcare                      2.7
3.  Joy Global Inc.                        Materials                      2.7
4.  First Marblehead Corp. (The)          Financials                      2.7
5.  United Natural Foods, Inc.      Consumer Discretionary                2.6
6.  EMC Corp.                       Information Technology                2.6
7.  Microsoft Corp.                 Information Technology                2.5
8.  Exxon Mobil Corp.                       Energy                        2.4
9.  Citigroup Inc.                        Financials                      2.3
10. FMC Technologies, Inc.                  Energy                        2.2


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                                                                               1

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SUMMARY SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                       No. of          Value
Description                                            Shares         (Note A)
--------------------------------------------------------------------------------
EQUITY SECURITIES - 99.70%
 CLOSED-END DOMESTIC FUNDS - 2.12%
  Tri-Continental Corp.                                 77,000     $  1,407,560
  Zweig Fund, Inc.                                     176,600          980,130
  Other Closed-End Domestic Funds (a)                                   898,040
                                                                   ------------
                                                                      3,285,730
                                                                   ------------
 CONSUMER DISCRETIONARY - 14.65%
  Comcast Corp., Class A +                              31,537        1,049,551
  Furniture Brands International, Inc.                  52,200        1,307,610
  Gildan Activewear Inc., Class A +                     44,300        1,505,757
  Home Depot, Inc. (The)                                30,600        1,307,844
  United Natural Foods, Inc. +                         130,600        4,061,660
  Viacom Inc., non-voting Class B                       23,900          869,721
  Wal-Mart Stores, Inc.                                 59,800        3,158,636
  Other Consumer Discretionary (a)                                    9,399,571
                                                                   ------------
                                                                     22,660,350
                                                                   ------------
 CONSUMER STAPLES - 5.97%
  Altria Group, Inc.                                    29,300        1,790,230
  PepsiCo, Inc.                                         24,800        1,294,560
  Procter & Gamble Co. (The)                            37,600        2,071,008
  Other Consumer Staples (a)                                          4,085,765
                                                                   ------------
                                                                      9,241,563
                                                                   ------------
 ENERGY - 6.94%
  ChevronTexaco Corp.                                   19,330        1,015,018
  Exxon Mobil Corp.                                     71,000        3,639,460
  FMC Technologies, Inc. +                             105,800        3,406,760
  Western Gas Resources, Inc.                           50,800        1,485,900
  Other Energy (a)                                                    1,181,608
                                                                   ------------
                                                                     10,728,746
                                                                   ------------
 FINANCIALS - 19.58%
  Affiliated Managers Group, Inc. +                     30,300     $  2,052,522
  American Express Co.                                  15,600          879,372
  American International Group, Inc.                    37,531        2,464,661
  Bank of America Corp.                                 55,616        2,613,396
  Citigroup Inc.                                        74,300        3,579,774
  Fannie Mae                                            13,000          925,730
  First Marblehead Corp. (The) +                        73,300        4,123,125
  JPMorgan Chase & Co.                                  30,332        1,183,251
  Wachovia Corp.                                        17,600          925,760
  Wells Fargo & Co.                                     24,200        1,504,030
  Other Financials (a)                                               10,033,187
                                                                   ------------
                                                                     30,284,808
                                                                   ------------
 HEALTHCARE - 11.81%
  Abbott Laboratories                                   21,000          979,650
  Amgen Inc. +                                          18,900        1,212,435
  Cooper Companies, Inc. (The)                          60,000        4,235,400
  Edwards Lifesciences Corp. +                          39,200        1,617,392
  Johnson & Johnson                                     40,900        2,593,878
  Pfizer Inc.                                           99,660        2,679,857
  Other Healthcare (a)                                                4,957,293
                                                                   ------------
                                                                     18,275,905
                                                                   ------------
 INDUSTRIALS - 10.03%
  General Electric Co.                                  77,700        2,836,050
  Heartland Express, Inc.                               40,435          908,574
  Shuffle Master, Inc. +                                32,200        1,516,620
  United Parcel Service, Inc., Class B                  16,300        1,392,998
  USF Corp.                                             65,100        2,470,545
  Other Industrials (a)                                               6,386,797
                                                                   ------------
                                                                     15,511,584
                                                                   ------------


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See accompanying notes to financial statements.
2

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CORNERSTONE STRATEGIC VALUE FUND, INC.
SUMMARY SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

                                                       No. of          Value
Description                                            Shares         (Note A)
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY - 15.40%
  Cisco Systems, Inc. +                                 96,400     $  1,860,520
  Dell Inc. +                                           29,700        1,251,558
  eBay Inc. +                                            9,500        1,104,660
  EMC Corp. +                                          271,848        4,042,380
  Fairchild Semiconductor International, Inc. +        201,600        3,278,016
  Intel Corp.                                           65,500        1,532,045
  International Business Machines Corp.                 21,000        2,070,180
  Microsoft Corp.                                      142,100        3,795,491
  Other Information Technology (a)                                    4,887,268
                                                                   ------------
                                                                     23,822,118
                                                                   ------------
 MATERIALS - 9.53%
  Joy Global Inc.                                       95,500        4,147,565
  Packaging Corp. of America                            70,700        1,664,985
  Peabody Energy Corp.                                  67,000        5,420,970
  Steel Dynamics, Inc.                                  61,900        2,344,772
  Other Materials (a)                                                 1,158,352
                                                                   ------------
                                                                     14,736,644
                                                                   ------------
 REAL ESTATE INVESTMENT TRUSTS - 0.17%
  Total Real Estate Investment Trusts (a)                               258,680
                                                                   ------------
 TELECOMMUNICATION SERVICES - 1.85%
  Verizon Communications Inc.                           24,100          976,291
  Other Telecommunication Services (a)                                1,888,738
                                                                   ------------
                                                                      2,865,029
                                                                   ------------
 UTILITIES - 1.65%
  Total Utilities (a)                                                 2,547,416
                                                                   ------------
 TOTAL EQUITY SECURITIES
  (cost - $119,347,377)                                             154,218,573
                                                                   ------------

                                                      Principal
                                                       Amount
Description                                            (000's)         Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 3.17%
 REPURCHASE AGREEMENTS - 3.17%
  Bear, Stearns & Co. Inc.
   (Agreement dated 12/31/04 to
   be repurchased at $533,319),
   1.50%, 01/03/05 (Note F)                            $   533     $    533,252

  Bear, Stearns & Co. Inc.
   (Agreement dated 12/31/04 to
   be repurchased at $4,024,399),
   2.31%*, 01/03/05** (Note E)                           4,024        4,023,624

  Bear, Stearns & Co. Inc.
   (Agreement dated 12/31/04 to
   be repurchased at $349,757),
   1.16%*, 01/03/05** (Note E)                             350          349,723
                                                                   ------------
 TOTAL SHORT-TERM INVESTMENTS
  (cost - $4,906,599)                                                 4,906,599
                                                                   ------------
 TOTAL INVESTMENTS - 102.87%
  (cost - $124,253,976) (Notes A, E, F, G)                          159,125,172
                                                                   ------------
 LIABILITIES IN EXCESS OF OTHER ASSETS - (2.87)%                     (4,435,186)
                                                                   ------------
NET ASSETS - 100.00%                                               $154,689,986
                                                                   ============

----------
+     Non-income producing security.
*     Stated interest rate, before rebate earned by borrower of securities on loan.
** Represents investment purchased with cash collateral received for securities on loan.
ADR   American Depositary Receipts.
(a) Represents issues not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as of December 31, 2004.


--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.

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CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $124,253,976) (Notes A, E, F, G)       $159,125,172
Receivables:
  Dividends                                                             153,137
  Interest                                                                3,502
Prepaid expenses                                                            967
                                                                   ------------
Total Assets                                                        159,282,778
                                                                   ------------
LIABILITIES
Payables:
  Upon return of securities loaned (Note E)                           4,373,347
  Investment management fees (Note B)                                   108,891
  Directors' fees                                                        26,164
  Other accrued expenses                                                 84,390
                                                                   ------------
Total Liabilities                                                     4,592,792
                                                                   ------------
NET ASSETS (applicable to 23,877,703 shares of common
  stock outstanding)                                               $154,689,986
                                                                   ============

NET ASSET VALUE PER SHARE ($154,689,986 / 23,877,703)              $       6.48
                                                                   ============

NET ASSETS CONSISTS OF
Capital stock, $0.001 par value; 23,877,703 shares
  outstanding (100,000,000 shares authorized)                      $     23,878
Paid-in capital                                                     154,760,052
Cost of 2,239,440 shares repurchased                                (26,999,661)
Accumulated net realized loss on investments                         (7,965,479)
Net unrealized appreciation in value of investments                  34,871,196
                                                                   ------------
Net assets applicable to shares outstanding                        $154,689,986
                                                                   ============


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See accompanying notes to financial statements.
4

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CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income (Note A):
  Dividends (net of foreign taxes withheld of $183)                $  1,743,095
  Interest                                                               34,466
                                                                   ------------
  Total Investment Income                                             1,777,561
                                                                   ------------
Expenses:
  Investment management fees (Note B)                                   885,527
  Administration fees                                                    98,731
  Legal and audit fees (Note B)                                          94,456
  Merger fees                                                            83,200
  Directors' fees                                                        65,470
  Accounting fees                                                        34,288
  Custodian fees                                                         23,759
  Transfer agent fees                                                    19,447
  Printing                                                               13,275
  Stock exchange listing fees                                             5,434
  Insurance                                                               4,177
  Miscellaneous                                                             352
                                                                   ------------
  Total Expenses                                                      1,328,116
  Less: Management fee waivers (Note B)                                (122,688)
  Less: Fees paid indirectly (Note B)                                   (74,109)
                                                                   ------------
  Net Expenses                                                        1,131,319
                                                                   ------------
  Net Investment Income                                                 646,242
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from investments                                     (127,914)
Net change in unrealized appreciation in value of investments        12,198,020
                                                                   ------------
Net realized and unrealized gain on investments                      12,070,106
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 12,716,348
                                                                   ============


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                                 See accompanying notes to financial statements.

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CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               For the Years Ended
                                                                                   December 31,
                                                                           ----------------------------
                                                                               2004            2003
                                                                           ------------    ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                                    $    646,242    $    168,247
  Net realized loss from investments                                           (127,914)       (231,146)
  Net change in unrealized appreciation/(depreciation)
    in value of investments                                                  12,198,020       5,737,591
                                                                           ------------    ------------
    Net increase in net assets resulting from operations                     12,716,348       5,674,692
                                                                           ------------    ------------
Dividends and distributions to shareholders (Notes A, G):
  Net investment income                                                        (729,442)       (168,247)
  Return-of-capital                                                         (13,677,285)     (3,636,161)
                                                                           ------------    ------------
    Total dividends and distributions to shareholders                       (14,406,727)     (3,804,408)
                                                                           ------------    ------------
Capital stock transactions:
  Net assets received in conjunction with Merger Agreement (Note A)         127,962,525              --
  Proceeds from 263,938 and 45,927 shares newly issued
    in reinvestment of dividends and distributions, respectively              1,852,533         319,214
                                                                           ------------    ------------
    Net increase in net assets resulting from capital stock transactions    129,815,058         319,214
                                                                           ------------    ------------
    Total increase in net assets                                            128,124,679       2,189,498
                                                                           ------------    ------------
NET ASSETS
Beginning of year                                                            26,565,307      24,375,809
                                                                           ------------    ------------
End of year                                                                $154,689,986    $ 26,565,307
                                                                           ============    ============


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See accompanying notes to financial statements.
6

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CORNERSTONE STRATEGIC VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                            For the Years Ended December 31,
                                                         ----------------------------------------------------------------------
                                                            2004           2003           2002           2001           2000
                                                            ----           ----           ----           ----           ----
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year                       $     6.90     $     6.41     $     9.20     $    11.31     $    14.95
                                                         ----------     ----------     ----------     ----------     ----------
Net investment income/(loss) #                                 0.05           0.04          (0.01)         (0.06)         (0.94)
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related translations                                         0.55           1.44          (2.29)         (2.13)         (1.81)
                                                         ----------     ----------     ----------     ----------     ----------
Net increase/(decrease) in net assets
  resulting from operations                                    0.60           1.48          (2.30)         (2.19)         (2.75)
                                                         ----------     ----------     ----------     ----------     ----------
Dividends and distributions to shareholders:
  Net investment income                                       (0.05)         (0.04)            --             --             --
  Net realized gain on investments and
    foreign currency related transactions                        --             --             --             --          (1.01)
  Return-of-capital                                           (0.99)         (0.95)         (0.50)            --             --
                                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions to shareholders             (1.04)         (0.99)         (0.50)            --          (1.01)
                                                         ----------     ----------     ----------     ----------     ----------
Capital stock transactions:
  Anti-dilutive effect due to capital
    stock repurchased                                            --             --           0.02           0.08           0.12
  Anti-dilutive/(dilutive) effect due to shares issued
    in reinvestment of dividends and distributions             0.02             --          (0.01)            --             --
                                                         ----------     ----------     ----------     ----------     ----------
Total capital stock transactions                               0.02             --           0.01           0.08           0.12
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                             $     6.48     $     6.90     $     6.41     $     9.20     $    11.31
                                                         ==========     ==========     ==========     ==========     ==========
Market value, end of year                                $     8.51     $     9.00     $     5.85     $     8.05     $   10.590
                                                         ==========     ==========     ==========     ==========     ==========
Total investment return (a)(b)                                 8.38%         77.69%        (20.85)%       (23.98)%       (19.28)%
                                                         ==========     ==========     ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                    $  154,690     $   26,565     $   24,376     $   35,256     $   45,980
Ratio of expenses to average net assets,
  net of fee waivers, if any (c)                               1.28%          1.20%          1.80%          1.77%          1.72%
Ratio of expenses to average net assets,
  excluding fee waivers, if any (d)                            1.50%          1.59%          2.17%          2.11%          1.83%
Ratio of expenses to average net assets,
  net of fee waivers, if any (d)                               1.36%          1.25%          1.86%          1.95%          1.72%
Ratio of net investment income/(loss) to
  average net assets                                           0.73%          0.68%         (0.13)%        (0.64)%        (1.12)%
Portfolio turnover rate                                       39.05%         11.88%         29.63%         59.83%         28.26%

#     Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b) For the year ended December 31, 2000, the Fund paid federal taxes on realized long-term capital gains. Total investment return, assuming reinvestment of distributions and federal taxes paid on long-term capital gains, is (13.88)%.
(c)   Expenses are net of fees paid indirectly.
(d)   Expenses exclude the reduction for fees paid indirectly.


--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Cornerstone Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. Its investment objective is to seek long-term capital appreciation through investment in equity securities of companies listed in the United States. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. On June 25, 2004, the Fund consummated tax-free mergers with Progressive Return Fund, Inc. ("PGF") and Investors First Fund, Inc. ("MGC") (collectively, the "Predecessor Funds"). Pursuant to the terms of the agreements governing the mergers, each share of common stock of the Predecessor Funds was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset values of the Fund, MGC and PGF as of June 25, 2004 ($6.47, $10.42 and $20.96, respectively), resulting in a conversion ratio of 1.6094 and 3.2378 shares of the Fund for each share of MGC and PGF, respectively. This resulted in the issuance of 15,955,350 and 3,808,891 Fund shares for MGC and PGF, respectively. Cash was paid in lieu of fractional shares. Net assets of the Fund, MGC and PGF as of the merger date were $25,105,399, $103,302,250 and $24,660,275, including unrealized appreciation/(depreciation) of $2,516,413, $23,078,675 and $(2,519,953), respectively. In addition, PGF's net assets included undistributed capital losses of $13,754,555. Total net assets after the merger were $153,067,924.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2004, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the American Stock Exchange, LLC is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Investment Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors daily, the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Default by or bankruptcy of the seller could, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

DISTRIBUTIONS OF INCOME AND GAINS: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund's investment portfolio. The Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to shareholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for the Fund's common shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund's taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund's taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. A return-of-capital distribution reduces the cost basis of an investor's shares in the Fund. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of dividends and distributions made during the year ended December 31, 2004 from net investment income or net realized gains, if any, may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

Cornerstone serves as the Fund's Investment Manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund, an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Through the date of the recent mergers, Cornerstone voluntarily agreed to waive its management fees from the Fund to the extent that monthly operating expenses exceeded a rate of 0.125% of average net assets calculated monthly. As a result of the merger costs incurred by the Fund, Cornerstone voluntarily undertook to include such amounts together


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

with operating expenses in the calculation of the waiver of its management fee, resulting in no management fees being paid to Cornerstone during several months in the year. Following the consummation of the recent mergers, Cornerstone has voluntarily agreed to continue to waive its management fees from the Fund to the extent that monthly operating expenses exceed a rate of 0.10% of average net assets calculated monthly. For the year ended December 31, 2004, Cornerstone earned $885,527 for investment management services, of which it waived $122,688. The Investment Manager may discontinue such undertaking at any time during the fiscal year without notice to Fund shareholders.

Included in the Statement of Operations, under the caption FEES PAID indirectly, are expense offsets of $74,109 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid approximately $129,900 for the year ended December 31, 2004 for legal services to Blank Rome LLP ("Blank"), counsel to the Fund. Thomas R. Westle, partner of Blank, serves as Secretary of the Fund.

At December 31, 2004, pursuant to a regulatory filing, an affiliate owned approximately 22% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission on February 3, 2005.

NOTE C. INVESTMENT IN SECURITIES

For the year ended December 31, 2004, purchases and sales of securities, other than short-term investments, were $53,645,442 and $35,523,933, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

As has been done in the past to enhance shareholder value, pursuant to Section 23 of the Investment Company Act of 1940, as amended, the Fund may again in the future purchase shares of its common stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. The Fund had no repurchases during the years ended December 31, 2004 and 2003. No limit has been placed on the number of shares to be repurchased by the Fund other than those imposed by federal securities laws.

All purchases are made in accordance with federal securities laws, with shares repurchased held in treasury effective January 1, 2002.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers at December 31, 2004, was $4,254,252.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

Collateral for repurchase agreements in connection with securities lending at December 31, 2004 are listed below:

                                              PRINCIPAL
                                                AMOUNT                  MARKET
ISSUER                                         (000'S)    MATURITY       VALUE
------                                         -------    --------       -----
United States Treasury Bond, (interest only)   $   985    11/15/24    $  360,776
                                                                      ==========
United States Treasury Bond, (interest only)   $11,305    11/15/24    $4,140,682
                                                                      ==========

During the year ended December 31, 2004, the Fund earned $10,360 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2004.

                                              PRINCIPAL
                                                AMOUNT                  MARKET
ISSUER                                         (000'S)    MATURITY       VALUE
------                                         -------    --------       -----
United States Treasury Bond, (interest only)   $ 1,500    11/15/24     $549,405
                                                                       ========

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax character of dividends and distributions paid during the years ended

December 31, for the Fund were as follows:

            ORDINARY INCOME                   RETURN-OF-CAPITAL
            ---------------                   -----------------
          2004            2003             2004              2003
          ----            ----             ----              ----
        $729,442        $168,247       $13,677,285        $3,636,161

At December 31, 2004, the components of distributable earnings on a tax basis, for the Fund were as follows:

Accumulated net realized loss                                       $(7,965,479)
Unrealized appreciation                                              34,871,196
                                                                    -----------
Total distributable earnings                                        $26,905,717
                                                                    ===========

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2004, the Fund incurred and elected to defer net realized losses from investments of $73,676.

At December 31, 2004, the Fund had a capital loss carryfoward for U.S. federal income tax purposes of $7,891,803 of which $1,587,987 expires in 2007, $3,559,173 expires in 2008, $1,281,365 expires in 2009, $693,207 expires in
2010, $635,700 expires in 2011 and $134,371 expires in 2012.

At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $124,253,976, $38,827,668, $(3,956,472) and $34,871,196, respectively.

At December 31, 2004, the Fund reclassified $13,677,285 from distributions in excess of net investment income, $83,200 in merger costs and $6,733,193 from accumulated net realized loss on investments, to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by the reclassification.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Cornerstone Strategic Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Cornerstone Strategic Value Fund, Inc., including the summary schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 have been audited by other auditors, whose report dated February 18, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Strategic Value Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 15, 2005


--------------------------------------------------------------------------------
12

TAX INFORMATION (UNAUDITED)

Cornerstone Strategic Value Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2004) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2004 the following dividends and distributions per share were paid by the Fund:

PAYMENT DATE:               1/30/04        2/27/04       3/31/04       4/30/04       5/21/04       6/16/04
                            -------        -------       -------       -------       -------       -------
Ordinary Income:            $ 0.004        $ 0.004       $ 0.004       $ 0.004       $ 0.004       $ 0.004
Return-of-Capital:          $ 0.083        $ 0.083       $ 0.083       $ 0.083       $ 0.083       $ 0.083
                            -------        -------       -------       -------       -------       -------
Total:                      $ 0.087        $ 0.087       $ 0.087       $ 0.087       $ 0.087       $ 0.087
                            =======        =======       =======       =======       =======       =======

PAYMENT DATE:               7/30/04        8/31/04       9/30/04      10/29/04      11/30/04      12/31/04
                            -------        -------       -------      --------      --------      --------
Ordinary Income:            $ 0.004        $ 0.004       $ 0.004       $ 0.004       $ 0.004       $ 0.004
Return-of-Capital:          $ 0.083        $ 0.083       $ 0.083       $ 0.083       $ 0.083       $ 0.083
                            -------        -------       -------       -------       -------       -------
Total:                      $ 0.087        $ 0.087       $ 0.087       $ 0.087       $ 0.087       $ 0.087
                            =======        =======       =======       =======       =======       =======

Ordinary income dividends should be reported as dividend income on Form 1040. To the extent that the distributions represent a return of your investment, they are not taxed as ordinary income dividends and are sometimes referred to as nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund.

The Fund has met the requirements to pass through all ordinary income as qualified dividends. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution(s).

In general, distributions received by tax-exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS
AND CORPORATE OFFICERS (UNAUDITED)

NAME AND                       POSITION(S)            PRINCIPAL OCCUPATION                               POSITION WITH
ADDRESS (AGE)*                 HELD WITH FUND         OVER LAST 5 YEARS                                  FUND SINCE
----------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw** (54)       Chairman of the        President, Cornerstone Advisors, Inc.;             1998; current
                               Board of Directors     Financial Consultant; Vice President, Deep         term ends at
                               and President          Discount Advisors, Inc. (1993-1999); previous      the 2005
                                                      Director of The Austria Fund, Inc.; Director of    Annual
                                                      Cornerstone Total Return Fund, Inc.                Meeting

William A. Clark ** (59)       Director and           Director and Stockholder of Cornerstone            1999; current
                               Vice President         Advisors, Inc.; former Financial Consultant of     term ends at
                                                      Deep Discount Advisors, Inc.; previous             the 2006
                                                      Director of The Austria Fund, Inc.; Director of    Annual
                                                      Cornerstone Total Return Fund, Inc.                Meeting

Thomas H. Lenagh (82)          Director; Audit,       Chairman of the Board of Photonics Products        1987; current
                               Nominating and         Group; Independent Financial Adviser; Director     term ends at
                               Corporate              of Cornerstone Total Return Fund, Inc., The        the 2006
                               Governance             Adams Express Company and Petroleum and            Annual
                               Committee              Resources Corporation.                             Meeting
                               Member

Edwin Meese III (73)           Director; Audit,       Distinguished Fellow, The Heritage                 2001; current
                               Nominating and         Foundation, Washington D.C.; Distinguished         term ends at
                               Corporate              Visiting Fellow at the Hoover Institution,         the 2005
                               Governance             Stanford University; Senior Adviser, Revelation    Annual
                               Committee              L.P.; formerly U.S. Attorney General under         Meeting
                               Member                 President Ronald Reagan; Director of
                                                      Carrington Laboratories Inc.; Director of
                                                      Cornerstone Total Return Fund, Inc.

Scott B. Rogers (49)           Director; Audit,       Chief Executive Officer, Asheville Buncombe        2000; current
                               Nominating and         Community Christian Ministry; President of         term ends at
                               Corporate              ABCCM Doctor's Medical Clinic; Director of         the 2006
                               Governance             Faith Partnerships Inc.; Director of A-B Vision    Annual
                               Committee              Board; Appointee, NC Governor's Commission         Meeting
                               Member                 on Welfare to Work; Chairman and Director of
                                                      Recycling Unlimited; Director of
                                                      Interdenominational Ministerial Alliance;
                                                      Director of Cornerstone Total Return Fund, Inc.


--------------------------------------------------------------------------------
14

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS
AND CORPORATE OFFICERS (UNAUDITED) (CONCLUDED)

NAME AND                       POSITION(S)            PRINCIPAL OCCUPATION                               POSITION WITH
ADDRESS (AGE)*                 HELD WITH FUND         OVER LAST 5 YEARS                                  FUND SINCE
----------------------------------------------------------------------------------------------------------------------
Andrew A. Strauss (51)         Director; Audit,       Attorney and senior member of Strauss &            2000; current
                               Nominating and         Associates, P.A., Attorneys, Asheville and         term ends at
                               Corporate              Hendersonville, NC; previous President of          the 2007
                               Governance             White Knight Healthcare, Inc. and LMV              Annual
                               Committee              Leasing, Inc., a wholly owned subsidiary of        Meeting
                               Member                 Xerox Credit Corporation; Director of
                                                      Cornerstone Total Return Fund, Inc.,
                                                      Memorial Mission Hospital Foundation,
                                                      Deerfield Episcopal Retirement Community
                                                      and Asheville Symphony.

Glenn W. Wilcox, Sr. (73)      Director; Audit,       Chairman of the Board of Wilcox Travel             2000; current
                               Nominating and         Agency, Inc.; Director of Champion Industries,     term ends at
                               Corporate              Inc.; Chairman of Tower Associates, Inc. (a real   the 2007
                               Governance             estate venture); Director of Wachovia Corp.;       Annual
                               Committee              Board Trustee of Appalachian State University;     Meeting
                               Member                 Director and Chairman of Audit Committee of
                                                      Cornerstone Total Return Fund, Inc.

Gary A. Bentz (48)             Chief Compliance       Chief Financial Officer, Chairman and              2004
                               Officer                Shareholder of Cornerstone Advisors, Inc.;
                                                      previous Director of The Austria Fund, Inc.;
                                                      previous Director, Vice President and
                                                      Treasurer of the Fund and Cornerstone Total
                                                      Return Fund, Inc.; Financial Consultant,
                                                      Certified Public Accountant; Chief Financial
                                                      Officer of Deep Discount Advisors, Inc.
                                                      (1993-2000); Chief Compliance Officer of
                                                      Cornerstone Total Return Fund, Inc.

Thomas R. Westle (51)          Secretary              Partner, Blank Rome LLP (October 31, 2003 -        2000
405 Lexington Avenue                                  Present); prior thereto Partner, Spitzer &
New York, NY 10174                                    Feldman P.C. (May, 1998-October 30, 2003).

Jodi B. Levine (35)            Treasurer              Associate Director, Bear Stearns Funds             2004
                                                      Management Inc.

* The mailing address of each Director and/or Officer with respect to the Fund's operations is 383 Madison Ave., 23rd Floor, New York, NY 10179.
** Designates a Director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended. Messrs. Bradshaw and Clark are interested persons of the Fund by virtue of their current positions with the Investment Manager of the Fund.


--------------------------------------------------------------------------------

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or call (877) 248-6416. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Distribution" and collectively, "Distributions"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the American Stock Exchange, LLC or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at the lower of (i) a price equal to the average closing price of the Fund over the five trading days preceding the payment of such distribution, or (ii) the net asset value of the Fund as last determined prior to such payment date.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any distribution, the shareholder will automatically receive such Distributions in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Distributions other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Distributions will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Distributions.


--------------------------------------------------------------------------------
16

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONCLUDED)

Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Distributions will not relieve participants of any income tax that may be payable on such Distributions. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Distributions are subject to U.S. income tax withholding and in the case of participants subject to 28% federal backup withholding, the Agent will reinvest Distributions after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.


--------------------------------------------------------------------------------

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Cornerstone Strategic Value Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

      o     by calling (212) 272-3550;

      o on the website of the Securities and Exchange Commission, http://www.sec.gov.

The report incorporates a Summary Schedule of Investments for the Fund. A complete Schedule of Investments for the Fund may be obtained free of charge by contacting the Fund at (212) 272-3550.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRIVACY POLICY NOTICE (UNAUDITED)

The following is a description of Cornerstone Strategic Value Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

      1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

      2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


--------------------------------------------------------------------------------
16

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund - Cornerstone Strategic Value Fund, Inc. is a closed-end, diversified investment company whose shares trade on the American Stock Exchange, LLC. Its investment objective is to seek long-term capital appreciation through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION (UNAUDITED)

The Fund is listed on the American Stock Exchange, LLC (symbol "CLM"). The share price is published in: THE NEW YORK TIMES (daily) under the designation "CornerStrt" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "CornstnStrat." The net asset value per share is available weekly and may be obtained by contacting the Fund at the general inquiry phone number.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT CORNERSTONE STRATEGIC VALUE FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


--------------------------------------------------------------------------------

                     CORNERSTONE STRATEGIC VALUE FUND, INC.

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw               Chairman of the Board of Directors and President
William A. Clark                Director and Vice President
Thomas H. Lenagh                Director
Edwin Meese III                 Director
Scott B. Rogers                 Director
Andrew A. Strauss               Director
Glenn W. Wilcox, Sr.            Director
Gary A. Bentz                   Chief Compliance Officer
Thomas R. Westle                Secretary
Jodi B. Levine                  Treasurer

INVESTMENT MANAGER              STOCK TRANSFER AGENT AND REGISTRAR
Cornerstone Advisors, Inc.      American Stock Transfer & Trust Co.
One West Pack Square            59 Maiden Lane
Suite 1650                      New York, NY 10038
Asheville, NC 28801

ADMINISTRATOR                   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Bear Stearns Funds              Tait, Weller & Baker
Management Inc.                 1818 Market Street
383 Madison Avenue              Suite 2400
New York, NY 10179              Philadelphia, PA 19103

CUSTODIAN                       LEGAL COUNSEL
Custodial Trust Company         Blank Rome LLP
101 Carnegie Center             405 Lexington Avenue
Princeton, NJ 08540             New York, NY 10174

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-3550.

ITEM 2. CODE OF ETHICS.

      As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and persons performing similar functions. A copy of the code is filed as an EX.99.CODEETH to this Form. There were no amendments to the code during the calendar year ended December 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the year ended December 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      (a)(1) The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, Tait, Weller & Baker, for its years ended December 31, 2003 and December 31, 2004.

                           2004           2003
                         ----------------------
Audit Fees               $15,000        $11,000
Audit-related Fees             0
Tax                      $ 3,000          2,000
Other                    $ 4,250*             0
                         ----------------------
Total                    $22,250        $13,000
                         ----------------------
* These fees are related to the mergers of Progressive Return Fund, Inc. and Investors First Fund, Inc. with and into Cornerstone Strategic Value Fund, Inc.

      (e)(1) Audit Committee Pre-Approval Policies and Procedures.

      Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant's investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee's responsibilities to the Registrant's investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

      (e)(2) None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

      (f) No disclosures are required by this Item 4(f).

      (g) None

      (h) No disclosures are required by this Item 4(h)

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Glenn Wilcox (Chair), Andrew A. Strauss, Scott Rogers, Thomas Lenagh and Edwin Meese III are the members of the Registrant's audit committee.

ITEM 6. SCHEDULE OF INVESTMENTS.

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                          SHARES            VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES - 99.70%
      CLOSED-END DOMESTIC FUNDS - 2.12%
      Adams Express Co.                                    49,500   $   649,440
      General American Investors Co., Inc.                  3,000        93,900
      Salomon Brothers Fund, Inc. (The)                    11,900       154,700
      Tri-Continental Corp.                                77,000     1,407,560
      Zweig Fund, Inc.                                    176,600       980,130
                                                                    -----------
                                                                      3,285,730
                                                                    -----------
      CONSUMER DISCRETIONARY - 14.65%
      Bed Bath & Beyond Inc. +                              4,200       167,286
      Best Buy Co., Inc.                                    4,750       282,245
      Carnival Corp.                                       11,800       680,034
      Circuit City Stores, Inc.                             1,000        15,640
      Clear Channel Communications, Inc.                    8,800       294,712
      Comcast Corp., Class A +                             31,537     1,049,551
      Costco Wholesale Corp.                                6,500       314,665
      CVS Corp.                                             2,500       112,675
      Delphi Corp.                                          7,600        68,552
      Eastman Kodak Co.                                     1,400        45,150
      Federated Department Stores, Inc.                     1,000        57,790
      Ford Motor Co.                                       26,300       385,032
      Fortune Brands, Inc.                                  1,000        77,180
      Furniture Brands International, Inc.                 52,200     1,307,610
      Gannett Co., Inc.                                     2,000       163,400
      Gap, Inc. (The)                                      12,200       257,664
      General Motors Corp.                                  6,500       260,390
      Gildan Activewear Inc., Class A +                    44,300     1,505,757
      Goodyear Tire & Rubber Co. (The) +                    4,500        65,970
      Harley-Davidson, Inc.                                 4,400       267,300
      Hilton Hotels Corp.                                   3,200        72,768
      Home Depot, Inc. (The)                               30,600     1,307,844
      J.C. Penney Co., Inc.                                 4,500       186,300
      Kohl's Corp. +                                        5,000       245,850
      Lowe's Companies, Inc.                               11,200       645,008
      Marriott International, Inc., Class A                 2,100       132,258
      Mattel, Inc.                                          5,500       107,195
      May Department Stores Co.                             4,900       144,060
      McDonald's Corp.                                     17,600       564,256
      Monsanto Co.                                            580        32,219
      NIKE, Inc., Class B                                   2,300       208,587
      Omnicom Group Inc.                                    1,600       134,912
      Reebok International Ltd.                             1,500        66,000
      Rockwell Automation, Inc.                             2,500       123,875
      Sears, Roebuck & Co.                                  1,600        81,648
      Staples, Inc.                                         7,200       242,712
      Starbucks Corp. +                                     5,400       336,744
      Target Corp.                                         11,800       612,774
      Time Warner Inc. +                                   41,000       797,040
      TJX Companies, Inc. (The)                             7,000       175,910
      Toys "R" Us, Inc. +                                   1,000        20,470
      United Natural Foods, Inc. +                        130,600     4,061,660
      Viacom Inc., non-voting Class B                      23,900       869,721
      Wal-Mart Stores, Inc.                                59,800     3,158,636
      Walt Disney Co. (The)                                29,200       811,760
      Yum! Brands, Inc.                                     3,000       141,540
                                                                    -----------
                                                                     22,660,350
                                                                    -----------

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                          SHARES            VALUE
--------------------------------------------------------------------------------
      CONSUMER STAPLES - 5.97%
      Altria Group, Inc.                                   29,300     1,790,230
      Anheuser-Busch Companies, Inc.                        8,700       441,351
      Archer-Daniels-Midland Co.                            5,460       121,813
      Campbell Soup Co.                                     2,000        59,780
      Coca-Cola Co. (The)                                  15,500       645,265
      Coca-Cola Enterprises Inc.                            6,500       135,525
      Colgate-Palmolive Co.                                 2,100       107,436
      ConAgra Foods, Inc.                                   4,400       129,580
      General Mills, Inc.                                   2,500       124,275
      Gillette Co. (The)                                   12,600       564,228
      H.J. Heinz Co.                                        1,600        62,384
      Kimberly-Clark Corp.                                  6,900       454,089
      Kroger Co. (The) +                                    4,800        84,192
      Pepsi Bottling Group, Inc. (The)                      4,000       108,160
      PepsiCo, Inc.                                        24,800     1,294,560
      Procter & Gamble Co. (The)                           37,600     2,071,008
      Sara Lee Corp.                                       11,500       277,610
      Sysco Corp.                                           5,800       221,386
      Walgreen Co.                                         14,300       548,691
                                                                    -----------
                                                                      9,241,563
                                                                    -----------
      ENERGY - 6.94%
      Anadarko Petroleum Corp.                                900        58,329
      Baker Hughes Inc.                                     1,100        46,937
      CenterPoint Energy, Inc.                              3,900        44,070
      ChevronTexaco Corp.                                  19,330     1,015,018
      ConocoPhillips                                        6,237       541,559
      Exxon Mobil Corp.                                    71,000     3,639,460
      FMC Technologies, Inc. +                            105,800     3,406,760
      Marathon Oil Corp.                                    1,500        56,415
      Occidental Petroleum Corp.                            4,000       233,440
      Reliant Energy Inc. +                                 1,104        15,070
      Schlumberger Ltd.                                     2,000       133,900
      Unocal Corp.                                          1,200        51,888
      Western Gas Resources, Inc.                          50,800     1,485,900
                                                                    -----------
                                                                     10,728,746
                                                                    -----------
      FINANCIALS - 19.58%
      Affiliated Managers Group, Inc. +                    30,300     2,052,522
      AFLAC Inc.                                            7,000       278,880
      Allstate Corp. (The)                                  9,300       480,996
      American Express Co.                                 15,600       879,372
      American International Group, Inc.                   37,531     2,464,661
      Aon Corp.                                             4,900       116,914
      Bank of America Corp.                                55,616     2,613,396
      Bank of New York Co., Inc. (The)                      8,400       280,728
      Charles Schwab Corp. (The)                           12,000       143,520
      Citigroup Inc.                                       74,300     3,579,774

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                          SHARES            VALUE
--------------------------------------------------------------------------------
      Fannie Mae                                           13,000       925,730
      Fifth Third Bancorp                                   9,000       425,520
      First Marblehead Corp. (The) +                       73,300     4,123,125
      Franklin Resources, Inc.                              3,700       257,705
      Freddie Mac                                           9,500       700,150
      Goldman Sachs Group, Inc. (The)                       7,300       759,492
      Hartford Financial Services Group, Inc. (The)         6,000       415,860
      JPMorgan Chase & Co.                                 30,332     1,183,251
      Lehman Brothers Holdings Inc.                         3,600       314,928
      Manulife Financial Corp.                              2,963       136,891
      Marsh & McLennan Companies, Inc.                      4,100       134,890
      MBNA Corp.                                           12,600       355,194
      Merrill Lynch & Co., Inc.                            10,700       639,539
      MetLife, Inc.                                        10,200       413,202
      Morgan Stanley                                       15,500       860,560
      National City Corp.                                   9,700       364,235
      Northern Trust Corp.                                  3,500       170,030
      Piper Jaffray Companies, Inc. +                         104         4,987
      PNC Financial Services Group, Inc.                    4,100       235,504
      Prudential Financial, Inc.                            8,200       450,672
      St. Paul Travelers Companies, Inc. (The)              9,476       351,275
      State Street Corp.                                    3,500       171,920
      SunTrust Banks, Inc.                                  3,600       265,968
      UnumProvident Corp.                                   1,100        19,734
      U.S. Bancorp                                         25,401       795,559
      Wachovia Corp.                                       17,600       925,760
      Washington Mutual, Inc.                              11,550       488,334
      Wells Fargo & Co.                                    24,200     1,504,030
                                                                    -----------
                                                                     30,284,808
                                                                    -----------
      HEALTHCARE - 11.81%
      Abbott Laboratories                                  21,000       979,650
      Amgen Inc. +                                         18,900     1,212,435
      Becton, Dickinson & Co.                               3,900       221,520
      Biogen Idec Inc. +                                    3,000       199,830
      Boston Scientific Corp. +                            12,300       437,265
      Bristol-Myers Squibb Co.                             10,500       269,010
      Cardinal Health, Inc.                                 2,950       171,543
      Cooper Companies, Inc. (The)                         60,000     4,235,400
      Edwards Lifesciences Corp. +                         39,200     1,617,392
      Eli Lilly & Co.                                      14,500       822,875
      Guidant Corp.                                         1,400       100,940
      HCA, Inc.                                             3,500       139,860
      Hospira, Inc. +                                         700        23,450
      Johnson & Johnson                                    40,900     2,593,878
      McKesson Corp.                                        2,300        72,358
      Medco Health Solutions, Inc. +                        1,687        70,179
      Medtronic, Inc.                                       1,500        74,505
      Merck & Co. Inc.                                     20,500       658,870
      Pfizer Inc.                                          99,660     2,679,857
      Schering-Plough Corp.                                 5,000       104,400
      Tenet Healthcare Corp. +                              2,250        24,705
      UnitedHealth Group Inc.                               8,500       748,255
      Wyeth                                                19,200       817,728
                                                                    -----------
                                                                     18,275,905
                                                                    -----------

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                          SHARES            VALUE
--------------------------------------------------------------------------------
      INDUSTRIALS - 10.03%
      3M Co.                                                4,400       361,108
      Automatic Data Processing, Inc.                       4,900       217,315
      Boeing Co. (The)                                     11,700       605,709
      Caterpillar Inc.                                      2,900       282,779
      Cendant Corp.                                        14,000       327,320
      CSX Corp.                                             1,000        40,080
      Emerson Electric Co.                                  3,500       245,350
      FedEx Corp.                                           4,500       443,205
      General Dynamics Corp.                                3,100       324,260
      General Electric Co.                                 77,700     2,836,050
      Heartland Express, Inc.                              40,435       908,574
      Honeywell International Inc.                         12,500       442,625
      Illinois Tool Works Inc.                              2,400       222,432
      IMS Health Inc.                                       1,400        32,494
      Lockheed Martin Corp.                                 4,000       222,200
      Masco Corp.                                           4,200       153,426
      Northrop Grumman Corp.                                5,000       271,800
      Paychex, Inc.                                         4,200       143,136
      Shuffle Master, Inc. +                               32,200     1,516,620
      Southwest Airlines Co.                                6,450       105,006
      Transocean Inc. +                                     2,500       105,975
      Tyco International Ltd.                              23,397       836,209
      Union Pacific Corp.                                   2,000       134,500
      United Parcel Service, Inc., Class B                 16,300     1,392,998
      United Technologies Corp.                             7,200       744,120
      USF Corp.                                            65,100     2,470,545
      Waste Management, Inc.                                4,200       125,748
                                                                    -----------
                                                                     15,511,584
                                                                    -----------
      INFORMATION TECHNOLOGY - 15.40%
      Adobe Systems Inc.                                    1,100        69,014
      Agere Systems Inc., Class A +                           240           329
      Altera Corp. +                                        3,400        70,380
      Analog Devices, Inc.                                  2,700        99,684
      Apple Computer, Inc. +                                1,500        96,600
      Applied Materials, Inc. +                             7,800       133,380
      CACI International Inc., Class A +                    9,800       667,674
      Cisco Systems, Inc. +                                96,400     1,860,520
      Corning Inc. +                                        8,000        94,160
      Dell Inc. +                                          29,700     1,251,558
      eBay Inc. +                                           9,500     1,104,660
      Electronic Arts Inc. +                                2,000       123,360
      Electronic Data Systems Corp.                         1,000        23,100
      EMC Corp. +                                         271,848     4,042,380
      Fairchild Semiconductor International, Inc. +       201,600     3,278,016
      First Data Corp.                                      7,324       311,563
      Freescale Semiconductor Inc., Class B +               1,512        27,760
      Hewlett-Packard Co.                                  27,900       585,063
      Intel Corp.                                          65,500     1,532,045
      International Business Machines Corp.                21,000     2,070,180
      Linear Technology Corp.                               2,500        96,900
      Maxim Integrated Products, Inc.                       2,300        97,497
      Micron Technology, Inc. +                             2,500        30,875
      Microsoft Corp.                                     142,100     3,795,491
      Motorola, Inc.                                       25,700       442,040
      Oracle Corp. +                                       26,100       358,092
      QUALCOMM Inc.                                        17,000       720,800
      Sanmina-SCI Corp. +                                   5,500        46,585
      Siebel Systems, Inc. +                                2,500        26,250
      Solectron Corp. +                                     3,000        15,990
      Sun Microsystems, Inc. +                              7,500        40,350
      Symantec Corp. +                                     10,000       257,600
      Texas Instruments Inc.                                4,900       120,638
      Yahoo! Inc. +                                         8,800       331,584
                                                                    -----------
                                                                     23,822,118
                                                                    -----------

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                          SHARES            VALUE
--------------------------------------------------------------------------------
      MATERIALS - 9.53%
      Air Products & Chemicals, Inc.                        1,000        57,970
      Alcoa Inc.                                            4,200       131,964
      Dow Chemical Co. (The)                                5,400       267,354
      E.I. du Pont de Nemours & Co.                         3,800       186,390
      Georgia-Pacific Corp.                                 2,000        74,960
      International Paper Co.                               4,500       189,000
      Joy Global Inc.                                      95,500     4,147,565
      Neenah Paper, Inc. +                                    209         6,813
      Packaging Corp. of America                           70,700     1,664,985
      Peabody Energy Corp.                                 67,000     5,420,970
      Praxair, Inc.                                         3,000       132,450
      Rohm & Haas Co.                                       1,000        44,230
      Steel Dynamics, Inc.                                 61,900     2,344,772
      Weyerhaeuser Co.                                      1,000        67,220
                                                                    -----------
                                                                     14,736,643
                                                                    -----------
      REAL ESTATE INVESTMENT TRUSTS - 0.17%
      Simon Property Group, Inc.                            4,000       258,680
                                                                    -----------
      TELECOMMUNICATION SERVICES - 1.85%
      ALLTEL Corp.                                          1,500        88,140
      AT&T Corp.                                            9,320       177,639
      BellSouth Corp.                                      14,000       389,060
      Lucent Technologies Inc. +                           10,700        40,232
      Nextel Communications, Inc., Class A +               11,000       330,000
      SBC Communications Inc.                              23,100       595,287
      Sprint Corp.                                         10,800       268,380
      Verizon Communications Inc.                          24,100       976,291
                                                                    -----------
                                                                      2,865,029
                                                                    -----------
      UTILITIES - 1.65%
      American Electric Power Co., Inc.                     2,700        92,718
      Dominion Resources, Inc.                              4,600       311,604
      Duke Energy Corp.                                     5,300       134,249
      Edison International                                  4,000       128,120
      Exelon Corp.                                          8,000       352,560
      FirstEnergy Corp.                                     5,000       197,550
      FPL Group, Inc.                                       3,500       261,625
      Progress Energy, Inc.                                 3,500       158,340
      Public Service Enterprise Group Inc.                  1,000        51,770
      Scottish Power plc, ADR                               4,000       124,640
      Southern Co. (The)                                    8,400       281,568
      TXU Corp.                                             4,700       303,432
      Xcel Energy, Inc.                                     8,200       149,240
                                                                    -----------
                                                                      2,547,416
                                                                    -----------
TOTAL EQUITY SECURITIES
      (cost - $119,347,377)                                         154,218,573
                                                                    -----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                      (000'S)          VALUE
                                                     ---------     ------------
SHORT-TERM INVESTMENTS - 3.17%
      REPURCHASE AGREEMENTS - 3.17%
      Bear, Stearns & Co. Inc.
      (Agreement dated 12/31/04 to be
      repurchased at $533,319),
      1.50%, 01/03/05                                  $ 533            533,252

      Bear, Stearns & Co. Inc.
      (Agreement dated 12/31/04 to be
      repurchased at $4,024,399),
      2.31%*, 01/03/05**                               4,024          4,023,624

      Bear, Stearns & Co. Inc.
      (Agreement dated 12/31/04 to be
      repurchased at $349,757),
      1.16%*, 01/03/05**                                 350            349,723
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
      (cost - $4,906,599)                                             4,906,599
                                                                   ------------
TOTAL INVESTMENTS - 102.87%
      (cost - $124,253,976)                                         159,125,172
                                                                   ------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.87)%                      (4,435,186)
                                                                   ------------
NET ASSETS - 100.00%                                               $154,689,986
                                                                   ============

----------
      +     Non-income producing security.
      *     Stated interest rate, before rebate earned by borrower of securities on loan.
      **    Represents investment purchased with cash collateral received for securities on loan.
      ADR   American Depositary Receipts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
CORNERSTONE STRATEGIC VALUE FUND, INC.
NEW YORK, NEW YORK


We have audited the accompanying statement of assets and liabilities of Cornerstone Strategic Value Fund, Inc., including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2001 have been audited by other auditors, whose report dated February 18, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Strategic Value Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 15, 2005

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent
o     Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse
o     Implement or renew a dead-hand or modified dead-hand poison pill
o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Failed to act on takeover offers where the majority of the shareholders tendered their shares
o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
o Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

o Are inside directors or affiliated outside directors and the full board is less than majority independent
o Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.
o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance
o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BYCASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).
o     Two-thirds independent board
o     All-independent key committees
o     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record
o     Background to the proxy contest
o     Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o     Purchase price
o     Fairness opinion
o     Financial and strategic benefits
o     How the deal was negotiated
o     Conflicts of interest
o     Other alternatives for the business
o     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Impact on the balance sheet/working capital
o     Potential elimination of diseconomies
o     Anticipated financial and operating benefits
o     Anticipated use of funds
o     Value received for the asset
o     Fairness opinion
o     How the deal was negotiated
o     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.
In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o     Dilution to existing shareholders' position
o     Terms of the offer
o     Financial issues
o     Management's efforts to pursue other alternatives
o     Control issues
o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o     The reasons for the change
o     Any financial or tax benefits
o     Regulatory benefits
o     Increases in capital structure
o     Changes to the articles of incorporation or bylaws of the company.
o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits
o     Offer price
o     Fairness opinion
o     How the deal was negotiated
o     Changes in corporate governance
o     Change in the capital structure
o     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o     Tax and regulatory advantages
o     Planned use of the sale proceeds
o     Valuation of spinoff
o     Fairness opinion
o     Benefits to the parent company
o     Conflicts of interest
o     Managerial incentives
o     Corporate governance changes
o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.
Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o     Cash compensation, and
o     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.
A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.
However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:
      -     Base salary, bonus, long-term incentives
      - Accumulative realized and unrealized stock option and restricted stock gains
      - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company
      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program
      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs) A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.
o A tally sheet with all the above components should be disclosed for the following termination scenarios:
      -     Payment if termination occurs within 12 months: $_____
      -     Payment if "not for cause" termination occurs within 12 months:
            $_____
      -     Payment if "change of control" termination occurs within 12 months:
            $_____
o The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

TABLE 1 : PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                                    RUSSELL 3000                   NON-RUSSELL 3000
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Standard   Mean + Std              Standard   Mean + Std
GICS            GICS Dsec                                   Mean    Deviation       Dev        Mean    Deviation       Dev
-----------------------------------------------------------------------------------------------------------------------------
1010            Energy                                      1.60%     1.02%        2.61%       2.59%     2.19%        4.78%
1510            Materials                                   1.55%     0.81%        2.36%       2.54%     1.92%        4.46%
2010            Capital Goods                               1.86%     1.19%        3.05%       3.23%     2.93%        6.17%
2020            Commercial Services & Supplies              2.87%     1.53%        4.40%       4.39%     3.68%        8.07%
2030            Transportation                              2.10%     1.50%        3.60%       2.44%     2.22%        4.66%
2510            Automobiles & Components                    2.10%     1.37%        3.48%       2.90%     2.28%        5.18%
2520            Consumer Durables & Apparel                 2.40%     1.51%        3.90%       3.42%     2.79%        6.21%
2530            Hotels Restaurants & Leisure                2.39%     1.08%        3.48%       3.30%     2.87%        6.17%
2540            Media                                       2.34%     1.50%        3.84%       4.12%     2.89%        7.01%
2550            Retailing                                   2.89%     1.95%        4.84%       4.26%     3.50%        7.75%
3010 to 3030    Food & Staples Retailing                    1.98%     1.50%        3.48%       3.37%     3.32%        6.68%
3510            Health Care Equipment & Services            3.24%     1.96%        5.20%       4.55%     3.24%        7.79%
3520            Pharmaceuticals & Biotechnology             3.60%     1.72%        5.32%       5.77%     4.15%        9.92%
4010            Banks                                       1.44%     1.17%        2.61%       1.65%     1.60%        3.25%
4020            Diversified Financials                      3.12%     2.54%        5.66%       5.03%     3.53%        8.55%
4030            Insurance                                   1.45%     0.88%        2.32%       2.47%     1.77%        4.24%
4040            Real Estate                                 1.01%     0.89%        1.90%       1.51%     1.50%        3.01%
4510            Software & Services                         5.44%     3.05%        8.49%       8.08%     6.01%       14.10%
4520            Technology Hardware & Equipment             4.00%     2.69%        6.68%       5.87%     4.25%       10.12%
4530            Semiconductors & Semiconductor Equipment    5.12%     2.86%        7.97%       6.79%     3.95%       10.74%
5010            Telecommunication Services                  2.56%     2.39%        4.95%       4.66%     3.90%        8.56%
5510            Utilities                                   0.90%     0.65%        1.55%       3.74%     4.63%        8.38%
-----------------------------------------------------------------------------------------------------------------------------

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performance contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

BASED ON THE ADDITIONAL DISCLOSURE OF IMPROVED PERFORMANCE OF THE COMPENSATION COMMITTEE, ISS WILL GENERALLY VOTE FOR THE COMPENSATION COMMITTEE MEMBERS UP FOR ANNUAL ELECTION AND VOTE FOR THE EMPLOYEE-BASED STOCK PLAN IF THERE IS ONE ON THE BALLOT. HOWEVER, ISS IS NOT LIKELY TO VOTE FOR THE COMPENSATION COMMITTEE MEMBERS AND/OR THE EMPLOYEE-BASED STOCK PLAN IF ISS BELIEVES THE COMPANY HAS NOT PROVIDED COMPELLING AND SUFFICIENT EVIDENCE OF TRANSPARENT ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION BASED ON THE ABOVE REQUIREMENTS.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.
On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

o     Director stock ownership guidelines
      -     A minimum of three times the annual cash retainer.
o     Vesting schedule or mandatory holding/deferral period
      - A minimum vesting of three years for stock options or restricted stock, or
      -     Deferred stock payable at the end of a three-year deferral period.
o     Mix between cash and equity
      - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.
      - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

o     Retirement/Benefit and Perquisites programs
      - No retirement/benefits and perquisites provided to non-employee directors.
o     Quality of disclosure
      - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns
o     Rationale for the repricing
o     Value-for-value exchange
o     Treatment of surrendered options
o     Option vesting
o     Term of the option
o     Exercise price
o     Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value
o     Offering period is 27 months or less, and
o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

o     Purchase price is less than 85 percent of fair market value, or
o     Offering period is greater than 27 months, or
o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
o No discount on the stock price on the date of purchase since there is a company matching contribution. Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o     The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs
o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o     The degree that competitors are using animal-free testing.
o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o     Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o     Whether the company already limits price increases of its products
o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries
o     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
o The company's existing healthcare policies, including benefits and healthcare access for local workers
o     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
o     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o     Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o     The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o     Whether the company has gone as far as p eers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o     Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o     The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities.
o     Spinoff tobacco-related businesses:
o     The percentage of the company's business affected
o     The feasibility of a spinoff
o     Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;
o     The company intends to pursue operations in the ANWR; and
o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE BY CASE on proposals requesting an economic risk assessment of environmental performance considering:

o     The feasibility of financially quantifying environmental risk factors,
o The company's compliance with applicable legislation and/or regulations regarding environmental performance,
o     The costs associated with implementing improved standards,
o The potential costs associated with remediation resulting from poor environmental performance, and
o     The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.
Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o     The nature of the company's business and the percentage affected
o     The extent that peer companies are recycling
o     The timetable prescribed by the proposal
o     The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.
Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or
o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

o     Risks associated with certain international markets
o     The utility of such a report to shareholders
o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o     The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o     Independence of the compensation committee
o     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o     The nature and amount of company business in that country
o     The company's workplace code of conduct
o     Proprietary and confidential information involved
o     Company compliance with U.S. regulations on investing in the country
o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o     Agreements with foreign suppliers to meet certain workplace standards
o     Whether company and vendor facilities are monitored and how
o     Company participation in fair labor organizations
o     Type of business
o     Proportion of business conducted overseas
o     Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations
o     Peer company standards and practices
o     Union presence in company's international factories
o Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations
o     The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o     Company compliance with or violations of the Fair Employment Act of 1989
o Company antidiscrimination policies that already exceed the legal requirements
o     The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o     The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o     The level of the company's investment in Northern Ireland
o     The number of company employees in Northern Ireland
o     The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o     Whether the company has in the past manufactured landmine components
o     Whether the company's peers have renounced future production
o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o     What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o     The percentage of revenue derived from cluster bomb manufacture
o     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
o     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o     The information is already publicly available or
o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or
o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o     The degree of board diversity
o     Comparison with peer companies
o     Established process for improving board diversity
o     Existence of independent nominating committee
o     Use of outside search firm
o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o     The company has well-documented equal opportunity programs
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o     The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o     attend less than 75 percent of the board and committee meetings
o     without a valid excuse for the absences. Valid reasons include illness or
o absence due to company business. Participation via telephone is acceptable.
o     In addition, if the director missed only one meeting or one day's
o     meetings, votes should not be withheld even if such absence dropped the
o     director's attendance below 75 percent.
o     ignore a shareholder proposal that is approved by a majority of shares
o     outstanding;
o     ignore a shareholder proposal that is approved by a majority of the
o     votes cast for two consecutive years;
o     are interested directors and sit on the audit or nominating committee; or
o     are interested directors and the full board serves as the audit or
o     nominating committee or the company does not have one of these
o     committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Past performance relative to its peers
o     Market in which fund invests
o     Measures taken by the board to address the issues
o     Past shareholder activism, board activity, and votes on related proposals
o     Strategy of the incumbents versus the dissidents
o     Independence of directors
o     Experience and skills of director candidates
o     Governance profile of the company
o     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Proposed and current fee schedules
o     Fund category/investment objective
o     Performance benchmarks
o     Share price performance as compared with peers
o     Resulting fees relative to peers
o     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASEBY- CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o     The degree of change implied by the proposal
o     The efficiencies that could result
o     The state of incorporation
o     Regulatory standards and implications

Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANIES AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated May 7, 2004.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) As a date within 90 days from the filing date of this report, the principal executive officer and the principal financial officer concluded that that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3 (b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

      (b) There were no changes in the registrant's internal control over financial reporting (as define in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of Ethics attached as EX-99.CODEETH.

      (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.

      (b) Certifications of Principal Executive and Financial
Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906CERT.

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By: /s/ Ralph W. Bradshaw
    ---------------------
Name:  Ralph W. Bradshaw
Title: Principal Executive Officer
Date:  March 9, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


Cornerstone Strategic Value Fund, Inc.


By: /s/ Ralph W. Bradshaw
    ---------------------
Name:  Ralph W. Bradshaw
Title: Principal Executive Officer
Date:  March 9, 2005


By: /s/ Jodi B. Levine
    ------------------
Name:  Jodi B. Levine
Title: Principal Financial Officer
Date:  March 9, 2005